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                                                                 Exhibit 10.43


     AMENDMENT NUMBER ONE TO DRUG DISTRIBUTION BUSINESS MANAGEMENT
                        AND SERVICE AGREEMENT


         This Agreement ("Amendment") is made and entered into by and between Southern Health Systems, Inc., a Tennessee corporation ("SHS"), Texas Health Pharmaceutical Resources, a Tennessee general partnership (hereinafter referred to "THPR"), and Nova Factor, Inc., a Tennessee corporation (hereinafter referred to "NFI").

                           WITNESSETH

         WHEREAS, SHS and THPR entered into a Drug Distribution Business
Management and Service Agreement dated           , 1995 ("Service
Agreement"); and

         WHEREAS, THPR is engaged in the business of providing distribution of drugs and SHS is in the process of withdrawing from that business; and

         WHEREAS, THPR, NFI and SHS desire to amend the Service Agreement to substitute NFI for SHS and to provide that SHS's obligations thereunder shall hereinafter be performed by NFI.

         NOW THEREFORE, for and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Service Agreement is amended, effective as of the date hereof ("Effective Date"), as follows:

         1. Except as set out in Section 4 hereof, THPR, SHS and NFI agree that from and after the Effective Date, all privileges, rights, duties and obligations of SHS under the Service Agreement shall be and hereby are assigned and transferred to NFI and that the Service Agreement shall, from the Effective Date, be an agreement solely by and between NFI and THPR.

         2. Except as set out in Section 4 hereof, NFI hereby accepts the assignment and transfer of all rights, privileges, duties and obligations of SHS under the Service Agreement, and from and after the Effective Date, agrees to carry out the duties and obligations of SHS set forth in the Service Agreement.

         3. All references to SHS in the Service Agreement shall be deleted and NFI shall be substituted therefor.

         4. From and after the Effective Date, SHS shall have no further liability or responsibility under the Service Agreement, and THPR shall have no further obligation and liabilities to SHS thereunder. Notwithstanding the preceding sentence, all obligations and duties which

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                  were to be performed by THPR or SHS and all rights and
                  privileges which accrued in favor of SHS or THPR, prior to the Effective Date, shall continue to be in effect, including the indemnity contained in the Service Agreement for matters occurring prior to the Effective Date. In addition, SHS and THPR agree to continue to observe the confidentiality provisions of the Service Agreement, as well as their respective obligations to maintain records, all as concern information and records generated prior to the Effective Date. All monies earned or owed to SHS or THPR under the Service Agreement prior to the Effective Date shall promptly be paid in accordance with the terms of the Service Agreement as in effect prior to the Effective Date.

         5. Effective March 1, 1996, Section 2 of the Service Agreement entitled Compensation is amended to delete the reference to "* of THPR during that month" and to substitute in place thereof the following: "* of THPR during that month." In addition, Section 2 is amended to provide that if the total sum of $* is exceeded, the excess shall be split among NFI, PharmaThera, Inc., HealthEffects, Inc. and CliniCall, Inc. in a manner agreed upon by those four parties. It is further agreed that these changes in Section 2 of the Service Agreement shall be in effect until June 30, 1996, at which time, NFI and THPR will negotiate a new fee arrangement mutually acceptable to both parties.

         6. All provisions of the Service Agreement shall hereinafter be in full force and effect by and between NFI and THPR except as otherwise specifically stated herein.

         7.       NFI and SHS also entered into a Drug Distribution
                  Management and Services Subcontract dated             ,
                  1995 (the "Subcontract"). The parties hereby agree that said Subcontract shall be, and is, terminated and cancelled as of the Effective Date.

         IN WITNESS WHEREOF, each of the parties hereto have caused this
Amendment to be executed by their duly authorized officers this    day of
       , 1996.

                                               SOUTHERN HEALTH SYSTEMS, INC.

                                               By:
                                                  ----------------------------
                                               Title:
                                                     -------------------------


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.




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                                               NOVA FACTOR, INC.

                                               By:
                                                  ---------------------------
                                               Title:
                                                     ------------------------


                                               TEXAS HEALTH PHARMACEUTICAL
                                               RESOURCES, INC., a partnership

                                               By: Nova Factor, Inc., one of
                                                 its general partners

                                               By:
                                                  ---------------------------

                                               Title:
                                                     ------------------------

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